Exhibit 99.1

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al. (1)	CASE NUMBER:	09-17787

OFFICE OF THE UNITED STATES TRUSTEE - BALTIMORE DIVISION

MONTHLY OPERATING REPORT

CHAPTER 11

BUSINESS DEBTORS

Form 2-A

COVER SHEET AND QUESTIONNAIRE

For Period Ended April 30, 2011

Accounting Method:	☒ Accrual Basis	☐ Cash Basis

THIS REPORT IS DUE 20 DAYS AFTER THE END OF THE MONTH

Debtor must attach each of the following reports/documents unless the U. S. Trustee has waived the requirement in writing. File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.
Mark One Box for Each Required Document:

Report/Document Attached	Previously Waived	REQUIRED REPORTS/DOCUMENTS
☒	☐	1. Cash Receipts and Disbursements Statement (Form 2-B)

☒	☐	2. Balance Sheet (Form 2-C)

☒	☐	3. Profit and Loss Statement (Form 2-D)

☒	☐	4. Supporting Schedules (Form 2-E)

☒	☐	5. Disbursements Summary (Form 2-F)

☐	☒	6. Narrative (Form 2-G)

☒	☐	7. Bank Statements for All Bank Accounts (See Exhibit A)

☒	☐	8. Bank Statement Reconciliations for all Bank Accounts (See Exhibit A)

QUESTIONNAIRE	Yes		No
Please answer the questions below:

1. Is the business still operating?	X	(2)

2. Were any assets (other than inventory) sold this month?			X

3. Were all employees timely paid this month?	X

4. Are all insurance policies and operating licenses current and in effect?	X	(3)

5. Did you open any new bank accounts this month?			X

6. Did you deposit all receipts into your DIP account this month?	X

7. Have all taxes been timely paid (payroll, sales, etc.)?	X

8. Are you current on U.S. Trustee quarterly fees payments?	X

I declare under penalty of perjury that the following Monthly Operating Report, and any statements and attachments thereto are true, accurate and correct to the best of my belief.

Executed on: 5/24/11	Print Name: Joel I. Sher

	Signature:	/s/ Joel I. Sher

	Title:	Chapter 11 Trustee

(1)	Includes the following Debtors: TMST, Inc. f/k/a Thornburg Mortgage, Inc. (Case No. 09-17787), TMST Home Loans, Inc. f/k/a Thornburg Mortgage Home Loans, Inc. (Case No. 09-17791), TMST Hedging Strategies, Inc. f/k/a Thornburg Mortgage Hedging Strategies, Inc. (Case No. 09-17792), and TMST Acquisition Subsidiary, Inc. f/k/a Thornburg Acquisition Subsidiary, Inc. (Case No. 09-17790). The Adfitech, Inc. Monthly Operating Report is filed separately under Case No. 09-17788.
(2)	The Chapter 11 Trustee is in the process of winding-up all operations.
(3)	TMST Home Loans, Inc. is currently in the process of withdrawing state licenses due to the sale of the Servicing Portfolio.

Rev. 4/2008

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (1)

For Period: 4/1/2011 to 4/30/2011

CASH FLOW SUMMARY

	Current Month		Accumulated
Beginning Cash Balance	$108,968,727	(2)	$16,847,967	(2)

2. Cash Receipts
Operations	1,771		27,440,417
Sale of Assets	—		80,041,433
Loans/advances	—		18,364,080
Other	950,000	(3)	22,823,472

Total Cash Receipts	$951,771		$148,669,402

3. Cash Disbursements
Operations	192,126		20,774,437
Debt Service/Secured loan payment	—		—
Professional fees/U.S. Trustee fees	436,822		16,926,382
Other			18,525,000

Total Cash Disbursements	$628,948		$56,225,819

4. Net Cash Flow(Total Cash Receipts less
Total Cash Disbursements)	322,823		92,443,583

5. Ending Cash Balance(to Form 2-C)	$109,291,550	(4)	$109,291,550	(4)

CASH BALANCE SUMMARY

Account Name/Number	Institution	Bank Balance	Deposits In Transit	Outstanding Checks	Book Balance
xxxxxxx2822	New Mexico Bank & Trust	$8,071,941	—	$111,722	$7,960,219
xxxxxxx0805	J.P. Morgan	—	—	—	—
xxxxxxx1807	New Mexico Bank & Trust	5,521	—	—	5,521
xxxxxxx2954	New Mexico Bank & Trust	60,688	—	3,320	57,368
xxxxxxx2989	New Mexico Bank & Trust	3,837	—	—	3,837
xxxxxxx5856	New Mexico Bank & Trust	446,393	—	—	446,393
xxxxxxx2842	New Mexico Bank & Trust	4,932,662	—	—	4,932,662
xxxxxxx9638	The Bank of New York Mellon	1,002	—		1,002
xxxxxxx9639	The Bank of New York Mellon	—	—	—	—
xxxxxxx0989	Bank of America	95,884,548	—	—	95,884,548

		$109,406,592	$—	$115,040	$109,291,550

(1)	The term “cash” as used herein includes all forms of currency (e.g., checks, cash, money orders, etc.)
(2)	Accumulated beginning cash balance is the cash available at the commencement of the case. Current month beginning cash balance equals the previous month’s ending balance.
(3)	Settlement of adversary case against Countrywide Home Loans, Inc. and Bank of America Corp.
(4)	Current Month, Accumulated, and Book cash balances are the same.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 4/1/2011 to 4/30/2011

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx2822
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
4/6/2011	WIRE	ADP Inc.	Payroll - Direct deposits	$28,156
4/7/2011	WIRE	ADP, Inc.	Payroll taxes	17,077
4/11/2011	7353	Asap Priority Process Server	Process Server	71
4/11/2011	7354	Former Employee	Process Server	68
4/11/2011	7355	Former Employee	Process Server	95
4/14/2011	WIRE	Shapiro Sher Guinot & Sandler	Professional services	211,369
4/14/2011	WIRE	Quinn Emanuel Urquhart Oliver & Hedges LLP	Professional services	8,640
4/14/2011	WIRE	Tydings & Rosenberg LLP	Professional services	8,212
4/14/2011	WIRE	Goldin Associates, LLC	Professional services	189,056
4/14/2011	WIRE	J.H. Cohn LLP	Professional services	5,260
4/14/2011	WIRE	KPMG LLP	Professional services	2,911
4/20/2011	WIRE	ADP Inc.	Payroll - Direct deposits	27,298
4/21/2011	WIRE	ADP, Inc.	Payroll taxes	15,766
4/28/2011	7356	AccessData	Information Services	50
4/28/2011	7357	FedEX	Shipping	733
4/28/2011	7358	Bravo Technical Resources	Contract Services	7,918
4/28/2011	7359	Iron Mountain Information Management	Document Storage	2,263
4/28/2011	7360	FrontBridge Technologies, Inc.	Microsoft Exchange Hosted Services	2,575
4/28/2011	7361	Moving Solutions	Office Move	996
4/28/2011	7362	Walsh,Anderson,Brown,Aldridge & Gallegos	Professional services	119
4/28/2011	7363	Crystal Springs	Office Supplies	14
4/28/2011	7364	Qwest	Information Services	119
4/28/2011	7365	First Interstate Plaza	Office Lease_Rent	855
4/28/2011	7366	TMST Employee	Expense reimbursement	949
4/28/2011	7367	TMST Employee	Expense reimbursement	1,785
4/28/2011	7368	TMST Employee	Expense reimbursement	200
4/28/2011	7369	TBConsulting	Contract Services	70,628
4/28/2011	7370	tw telecom	Information Services	708
4/28/2011	7371	VIP Services, Inc.	Contract Services	8,441
4/28/2011	7372	ADT Security Services	Contract Services	136
4/28/2011	7373	U.S. Trustee	BK court fees	10,400
4/28/2011	7374	Altura Communication Solutions, LLC	Information Services	714
4/28/2011	7375	AT&T TeleConferenceServices	TeleConference Service	189
4/28/2011	7376	RR Donnelley Receivables, Inc	EDGAR Filings	1,215
4/28/2011	7377	U.S. Trustee	BK court fees	325

			Total Cash Disbursements	$625,310	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period: 4/1/2011 to 4/30/2011

CASH RECEIPTS DETAIL	Account No:	xxxxxxx2822
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
3/25/2011	Wells Fargo Bank	Credit Risk Advisor Fee	356
3/25/2011	Wells Fargo Bank	Credit Risk Advisor Fee	825
3/25/2011	US Bank	Credit Risk Advisor Fee	577
3/25/2011	Wells Fargo Bank	Reinvestment Income	13

		Total Cash Receipts	$1,771	(1)

(1)	Total for all accounts should agree with total cash receipts listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 4/1/2011 to 4/30/2011

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx2954
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
4/28/2011	15539	MIDCON Data Services LLC	Document Storage	$2,065
4/28/2011	15540	Pepper Hamilton LLP	Professional services	575
4/28/2011	15541	U.S. Trustee	BK court fees	325
4/28/2011	15542	U.S. Trustee	BK court fees	325

			Total Cash Disbursements	$3,290	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period: 4/1/2011 to 4/30/2011

CASH RECEIPTS DETAIL	Account No:	xxxxxxx2954
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount

		Total Cash Receipts	$0	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period: 4/1/2011 to 4/30/2011

CASH RECEIPTS DETAIL	Account No:	xxxxxxx0805
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount

		Total Cash Receipts	$0	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 4/1/2011 to 4/30/2011

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx2989
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
4/1/2011	ACH	ADP Financial Services	Payroll processing	$91
4/15/2011	ACH	ADP Financial Services	Payroll processing	91
4/29/2011	ACH	ADP Financial Services	Payroll processing	161

			Total Cash Disbursements	$344	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period: 4/1/2011 to 4/30/2011

CASH RECEIPTS DETAIL	Account No:	xxxxxxx5856
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount

		Total Cash Receipts	$0	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period: 4/1/2011 to 4/30/2011

CASH RECEIPTS DETAIL	Account No:	xxxxxxx1807
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
4/30/2011	New Mexico Bank & Trust	Interest Paid	$0

		Total Cash Receipts	$0	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period: 4/1/2011 to 4/30/2011

CASH RECEIPTS DETAIL	Account No:	xxxxxxx2842
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
4/14/2011	Bank of America	Settlement	$950,000

		Total Cash Receipts	$950,000	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 4/1/2011 to 4/30/2011

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx2842
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
4/14/2011		New Mexico Bank & Trust	Bank Fee	$5

			Total Cash Disbursements	$5	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period: 4/1/2011 to 4/30/2011

CASH RECEIPTS DETAIL	Account No:	xxxxxxx0989
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount

		Total Cash Receipts	$0	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended: April 30, 2011

		Current Month	Petition Date (1)
	ASSETS
	Current Assets:
	Cash and Cash Equivalents (from Form 2-B)	$109,291,550	$16,848,967
	Accounts Receivable (from Form 2-E)	902,540	9,403,326
	Receivable from Officers, Employees, Affiliates (2)	—	—
Inventory		—	—
Other Current Assets (List):	Prepaid expenses & retainers	1,151,024	4,807,453
	Accrued interest receivable	—	47,878

	Total Current Assets	111,345,114	31,107,624

	Fixed Assets:
	Land	—	—
	Building	—	—
	Equipment, Furniture and Fixtures	1,201,340	1,201,340

	Total Fixed Assets	1,201,340	1,201,340

	Less: Accumulated Depreciation	1,201,340	533,109

	Net Fixed Assets	—	668,231

Other Assets (List):	Restricted cash	—	201,432,689
	Mortgage servicing portfolio	—	87,104,385
	Investment in subsidiaries (3)	(6,000,000)	21,244,747
	Loan held for sale	2,015,230	8,359,404
	Deposits	3,605,000	300,000

TOTAL ASSETS		$110,965,344	$350,217,080

LIABILITIES
	Post-petition Accounts Payable (from Form 2-E)	$921,800	$—
	Post-petition Accrued Professional Fees (from Form 2-E)	4,164,885	—
	Post-petition Taxes Payable (from Form 2-E)	—	—
	Post-petition Notes Payable	—	—
Other Post-petition Payable(List):	Contingent obligations (4)	3,296,287	—
		—

	Total Post Petition Liabilities	8,382,972	—

	Pre Petition Liabilities:
	Secured Debt	—	—
	Priority Debt	—	—
	Unsecured Debt (3)	3,421,750,874	3,664,898,118

	Total Pre Petition Liabilities	3,421,750,874	3,664,898,118

	TOTAL LIABILITIES	3,430,133,846	3,664,898,118

	OWNERS’ EQUITY
	Owner’s/Stockholder’s Equity	3,640,741,359	3,640,741,359
	Retained Earnings - Prepetition	(6,955,422,396)	(6,955,422,396)
	Retained Earnings - Post-petition (5)	(4,487,465)	—

	TOTAL OWNERS’ EQUITY	(3,319,168,502)	(3,314,681,037)

	TOTAL LIABILITIES AND OWNERS’ EQUITY	$110,965,344	$350,217,080

(1)	Petition date values are taken from the Debtors’ balance sheet as of the petition date or are the values listed on the Debtors’ schedules.
(2)	TMST, Inc. has requested reimbursement from SAF for damages incurred. No receivable has been recorded.
(3)	On March 15, 2010 the Second Amended Chapter 11 Plan of Reorganization for ADFITECH, Inc. became effective. TMST Home Loans interests were deemed cancelled on the Effective Date and Senior Notes Guarantee Claims against TMST, Inc. were reduced by $38.6 million under the plan.
(4)	Includes cash payments received that will require bankruptcy court ruling to resolve ownership issues.
(5)	Post-petition Retained Earning includes a loss of $4.2 million related to 2009 and income of $3 million related to 2010.

Rev. 4/2008

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-D

PROFIT AND LOSS STATEMENT

For Period From: April 1, 2011 to April 30, 2011

	Current Month	Post-petition Accumulated Total (1)
Operating Revenue
Interest income (2)	$—	$5,637,680
Mortgage servicing income	1,771	21,791,019

Net Operating Revenue	1,771	27,428,699

Total interest expense / (benefit) (3)	—	(1,195,076)

Gross Profit	1,771	28,623,775

Operating Expenses
Officer Compensation	—	895,390
Selling, General and Administrative	351,192	26,635,228
Rents and Leases	6,192	910,128
Depreciation, Depletion and Amortization	—	668,240
Other (list):	—	—
	—	—

Total Operating Expenses	357,384	29,108,986

Operating Income / (Loss)	(355,613)	(485,211)

Non-Operating Income / (Expenses)
Earnings from subsidiaries	—	3,368,902
Other Non-Operating Income (4)	950,000	13,692,097

Net Non-Operating Income / (Expenses)	950,000	17,060,999

Reorganization Expenses
Legal and Professional Fees	954,723	20,764,463
Other Reorganization Expense	13,582	639,841

Total Reorganization Expenses	968,305	21,404,304

Net Income / (Loss) Before Income Taxes	(373,918)	(4,828,516)

Federal and State Income Tax Expense / (Benefit) (5)	—	(341,051)

NET INCOME / (LOSS)	$(373,918)	$(4,487,465)

(1)	Accumulated Totals include all revenue and expenses since the petition date.
(2)	Accumulated total includes approximately $4.5 million of $17.0 million in certain Owner Trust residual interest distributions that may require bankruptcy court ruling to resolve ownership issues. To be conservative, the Company has not recorded a $12.5 million receivable or the related income.
(3)	Accumulated total reflects amortization of derivatives.
(4)	Accumulated total includes an approximately $1 million settlement from Bank of America, $8 million gain on the reorganization of Adfitech, Inc., a $3.9 million gain on the servicing portfolio, a $3.3 million loss incurred on the whole loan liquidation and a $3.9 million gain on cancellation of auction swaps agreements by CSFB and RBS as reported in each entity’s respective bankruptcy claim filings.
(5)	In early January 2010, the Trustee signed a Consent Agreement with the Internal Revenue Service to change TMST, Inc.’s method of accounting related to the reporting of taxable income associated with REMIC regular interests. Due to the large 2009 operating losses for TMST, Inc. no tax liability was incurred.

Rev. 4/2008

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-E

SUPPORTING SCHEDULES

For Period: April 1, 2011 to April 30, 2011

POST PETITION TAXES PAYABLE SCHEDULE

	Beginning Balance	Amount Accrued	Amount Paid	Date Paid	Check Number	Ending Balance
Income Tax Withheld
Federal		$9,510	$9,510	4/7/2011	Wire	$—
	$—	8,982	8,982	4/21/2011	Wire	—
State	—	1,865	1,865	4/7/2011	Wire	—
		1,780	1,780	4/21/2011	Wire	—
			—
FICA Tax Withheld	—	2,368	2,368	4/7/2011	Wire	—
		2,100	2,100	4/21/2011	Wire	—
Employer’s FICA Tax	—	3,206	3,206	4/7/2011	Wire	—
		2,824	2,824	4/21/2011	Wire	—
Unemployment Tax
Federal	—		—
			—
State	—	102	102	4/7/2011	Wire	—
		106	106	4/21/2011	Wire	—
Sales, Use & Excise Taxes	—	—	—			—
Property Taxes	—	—	—			—
Accrued Income Tax
Federal	—	—	—			—
State	—					—

TOTALS	$—	$32,843	$32,843			$—

INSURANCE SCHEDULE

	Carrier	Amount of Coverage	Expiration Date	Premiums Paid Through
Workers’ Compensation	Hartford Casualty Ins. Company	$1,000,000/incident	7/1/2011	7/1/2011
General Liability	The Cincinnati Insurance Co.	$1,000,000/incident	8/11/2011	8/11/2011
Property (Fire, Theft) (1)	N/A
Vehicle (1)	N/A
Directors & Officers (Excess)	N/A
Directors & Officers (Primary)	N/A
Trustee Surety Bond	Liberty Mutual Insurance Company	120,000,000	10/28/2011	10/28/2011

(1)	Commercial Property and Vehicle coverage are included in the General Liability Commercial Package policy.

Rev. 4/2008

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-E

SUPPORTING SCHEDULES

For Period: 4/1/2011 to 4/30/2011

ACCOUNTS RECEIVABLE AND POST PETITION PAYABLE AGING

Due	Accounts Receivable (1)		Post Petition Accounts Payable (2)
Under 30 days	$—		$942,668
30 to 60 days	—		1,018,856
61 to 90 days	—		933,298
91 to 120 days	—		156,621
Over 120 days	492,676		2,035,242
Unavailable	283,719	(3)

Total Post Petition	776,395

Pre Petition Amounts	126,145	(3)

Total Accounts Receivable	902,540
Less: Bad Debt Reserve	—

Net Accounts Receivable (to Form 2-C)	$902,540

	Total Post Petition Accounts Payable		$5,086,685

(1)	See Exhibit B for Accounts Receivable Aging
(2)	See Exhibit C for Accounts Payable Aging
(3)	Receivable amounts include balances due from multiple mortgage loan holders. Aging of the balances due is not available.

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

	Month-end Retainer Balance	Current Month’s Accrual	Paid in Current Month	Date of Court Approval	Month-end Balance Due * (1)
Debtor’s Counsel (2)	$—	$—	$—		$—
Debtor’s Special Counsel (3)	310,304	—	—		449,718
Debtor’s Financial Advisor	—	—	—		191
Creditors’ Committee’s Counsel	100,000	52,330	16,851		265,836
Unsecured Creditors’ Financial Advisor	—	—	5,260		12,555
Chapter 11 Trustee (4)	—	75,000	—		1,350,000
Trustee’s Counsel	—	350,000	211,369		1,119,623
Trustee’s Financial Advisor	—	300,000	189,056		914,203
Trustee’s Tax Advisor (5)	—	8,000	2,911		21,026
Claims Agent	—	15,000	—		31,733

Total	$410,304	$800,330	$425,447		$4,164,885

*	Balance due to include fees and expenses incurred but not yet paid.
(1)	Includes estimates for amounts that may be due to professionals for which an invoice for services had not been received.
(2)	Retainer Balance, net of outstanding fees, was returned to TMST, Inc. on August 3, 2010
(3)	Orrick, Herrington & Sutcliffe LLP is no longer Debtors’ Special Counsel. The current balance due is the subject of damages in the adversary proceeding filed against Orrick, Herrington & Sutcliffe LLP and other SAF related parties.
(4)	Chapter 11 Trustee commission is an estimate based on time spent performing the Trustee function at customary rates. The actual commission awarded is subject to Bankruptcy Court approval and will vary from the estimate.
(5)	The Chapter 11 Trustee was authorized to retain KPMG LLP to provide tax compliance and consulting services on May 26, 2010 pursuant to their February 26, 2010 engagement letter. Payments for services rendered prior to February 28, 2010 are reported pursuant to the Ordinary Course Professional Compensation Procedures.

Rev. 4/2008

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-E

SUPPORTING SCHEDULES

For Period: 4/1/2011 to 4/30/2011

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**

Payee Name	Position	Nature of Payment	Amount
N/A

**	List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer or director.

Rev. 4/2008

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-F

DISBURSEMENT SUMMARY

For the Month Ended: April 30, 2011

QUARTERLY DISBURSEMENT CALCULATION

TMST, Inc., et al.
1. Disbursements made in calendar quarter
April 2011	$628,948
May 2011
June 2011

Quarterly Total	$628,948

FEE SCHEDULE

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more

Interest will be assessed on Chapter 11 quarterly fees not paid by the end of the month following the end of the calander quarter pursuant to 31 U.S.C. Sec. 3717. The interest rate assessed is the rate in effect as determined by the Treasury Department at the time the account becomes past due.

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

Exhibit B

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Accounts Receivable

As of April 30, 2011

Post Petition		Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days	Unavailable
Reimbursement Simmons_FedEx (1)		8/7/2009	$98	$—	$—	$—	$—	$98	$—
Reimbursement Simmons_FedEx (1)		8/14/2009	49	—	—	—	—	49	—
Reimbursement Simmons_FedEx (1)		9/11/2009	47	—	—	—	—	47	—
Thornburg Mortgage Advisory Co		10/15/2009	492,482	—	—	—	—	492,482	—
Borrower Escrow Advance Balance	(2)	Various	272,828	—	—	—	—	—	272,828
Borrower Corporate Advance Balance	(2)	Various	10,828	—	—	—	—	—	10,828
Borrower Inspection Fees	(2)	Various	63	—	—	—	—	—	63

Total Post Petition Accounts Receivable			$776,395	$—	$—	$—	$—	$492,676	$283,719

Pre Petition		Date	Amount
Premium Recapture		4/30/2009	6,887
Borrower Escrow Advance Balance	(2)	Various	119,108
Borrower Inspection Fees	(2)	Various	150

Total Pre Petition Accounts Receivable			$126,145

(1)	Employee expenses appear to have been for personal matters.
(2)	Receivable amounts include balances due from multiple mortgage loan holders. Aging of the balances due is not available.

Exhibit C

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Post Petition Accounts Payable

As of April 30, 2011

Vendor	Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days
Thornburg Mortgage Advisory Co	05/15/09	40,290	—	—	—	—	40,290
Orrick,Herrington & Sutcliffe LLP	05/31/09	21,469	—	—	—	—	21,469
Orrick,Herrington & Sutcliffe LLP	06/30/09	19,410	—	—	—	—	19,410
Orrick,Herrington & Sutcliffe LLP	07/31/09	127,078	—	—	—	—	127,078
Thornburg Mortgage Advisory Co	07/31/09	37,518	—	—	—	—	37,518
Orrick,Herrington & Sutcliffe LLP	08/31/09	281,761	—	—	—	—	281,761
Thornburg Mortgage Advisory Co	09/30/09	8,400	—	—	—	—	8,400
Thornburg Mortgage Advisory Co	10/15/09	29,657	—	—	—	—	29,657
Thornburg Mortgage Advisory Co	10/31/09	6,460	—	—	—	—	6,460
Thornburg Mortgage Advisory Co	11/15/09	28,453	—	—	—	—	28,453
Chapter 11 Trustee_Joel I. Sher	11/30/09	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	11/30/09	5,024	—	—	—	—	5,024
Thornburg Mortgage Advisory Co	12/15/09	1,875	—	—	—	—	1,875
Chapter 11 Trustee_Joel I. Sher	12/31/09	75,000	—	—	—	—	75,000
Quinn Emanuel Urquhart Oliver & Hedges	12/31/09	60,000	—	—	—	—	60,000
Thornburg Mortgage Advisory Co	12/31/09	29,989	—	—	—	—	29,989
Thornburg Mortgage Advisory Co	01/15/10	26,875	—	—	—	—	26,875
Chapter 11 Trustee_Joel I. Sher	01/31/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	01/31/10	4,450	—	—	—	—	4,450
Thornburg Mortgage Advisory Co	02/12/10	26,875	—	—	—	—	26,875
Chapter 11 Trustee_Joel I. Sher	02/28/10	75,000	—	—	—	—	75,000
Protiviti Inc.	02/28/10	191	—	—	—	—	191
Thornburg Mortgage Advisory Co	02/28/10	1,893	—	—	—	—	1,893
Chapter 11 Trustee_Joel I. Sher	03/31/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	03/31/10	31,325	—	—	—	—	31,325
American Stock Transfer & Trust	04/01/10	5,500	—	—	—	—	5,500
Chapter 11 Trustee_Joel I. Sher	04/30/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	04/30/10	31,325	—	—	—	—	31,325
American Stock Transfer & Trust	05/01/10	5,500	—	—	—	—	5,500
Chapter 11 Trustee_Joel I. Sher	05/31/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	05/31/10	31,325	—	—	—	—	31,325
American Stock Transfer & Trust	06/01/10	5,500	—	—	—	—	5,500
Chapter 11 Trustee_Joel I. Sher	06/30/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	06/30/10	27,575	—	—	—	—	27,575
American Stock Transfer & Trust	07/01/10	5,500	—	—	—	—	5,500
Chapter 11 Trustee_Joel I. Sher	07/31/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	07/31/10	27,575	—	—	—	—	27,575
American Stock Transfer & Trust	08/01/10	5,775	—	—	—	—	5,775
Chapter 11 Trustee_Joel I. Sher	08/31/10	75,000	—	—	—	—	75,000

Exhibit C

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Post Petition Accounts Payable

As of April 30, 2011

Vendor	Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days
Thornburg Mortgage Advisory Co	08/31/10	27,575	—	—	—	—	27,575
American Stock Transfer & Trust	09/01/10	5,775	—	—	—	—	5,775
Chapter 11 Trustee_Joel I. Sher	09/30/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	09/30/10	25,000	—	—	—	—	25,000
American Stock Transfer & Trust	10/01/10	5,775	—	—	—	—	5,775
Chapter 11 Trustee_Joel I. Sher	10/31/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	10/31/10	25,000	—	—	—	—	25,000
American Stock Transfer & Trust	11/01/10	5,775	—	—	—	—	5,775
Chapter 11 Trustee_Joel I. Sher	11/30/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	11/30/10	25,000	—	—	—	—	25,000
American Stock Transfer & Trust	12/01/10	5,775	—	—	—	—	5,775
Chapter 11 Trustee_Joel I. Sher	12/31/10	75,000	—	—	—	75,000	—
Adfitech	12/31/10	50,846	—	—	—	50,846	—
Thornburg Mortgage Advisory Co	12/31/10	25,000	—	—	—	25,000	—
American Stock Transfer & Trust	01/01/11	5,775	—	—	—	5,775	—
Chapter 11 Trustee_Joel I. Sher	01/31/11	75,000	—	—	75,000	—	—
Goldin Associates, LLC	01/31/11	49,639	—	—	49,639	—	—
J.H. Cohn LLP	01/31/11	3,749	—	—	3,749	—	—
KPMG LLP	01/31/11	1,238	—	—	1,238	—	—
Quinn Emanuel Urquhart Oliver & Hedges	01/31/11	5,860	—	—	5,860	—	—
Shapiro Sher Guinot & Sandler	01/31/11	68,211	—	—	68,211	—	—
Tydings & Rosenberg LLP	01/31/11	6,608	—	—	6,608	—	—
Thornburg Mortgage Advisory Co	01/31/11	25,000	—	—	25,000	—	—
American Stock Transfer & Trust	02/01/11	5,775	—	—	5,775	—	—
Chapter 11 Trustee_Joel I. Sher	02/28/11	75,000	—	—	75,000	—	—
Goldin Associates, LLC	02/28/11	245,621	—	—	245,621	—	—
Quinn Emanuel Urquhart Oliver & Hedges	02/28/11	39,078	—	—	39,078	—	—
Shapiro Sher Guinot & Sandler	02/28/11	307,955	—	—	307,955	—	—
Tydings & Rosenberg LLP	02/28/11	24,565	—	—	24,565	—	—
American Stock Transfer & Trust	03/01/11	5,775	—	5,775	—	—	—
Pandesa Corporation	03/11/11	5,000	—	5,000	—	—	—
State of New Mexico	03/24/11	12	—	12	—	—	—
Chapter 11 Trustee_Joel I. Sher	03/31/11	75,000	—	75,000	—	—	—
Goldin Associates, LLC	03/31/11	318,943	—	318,943	—	—	—
J.H. Cohn LLP	03/31/11	8,806	—	8,806	—	—	—
KPMG LLP	03/31/11	11,788	—	11,788	—	—	—
Quinn Emanuel Urquhart Oliver & Hedges	03/31/11	60,071	—	60,071	—	—	—
Shapiro Sher Guinot & Sandler	03/31/11	393,457	—	393,457	—	—	—
Tydings & Rosenberg LLP	03/31/11	17,324	—	17,324	—	—	—

Exhibit C

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Post Petition Accounts Payable

As of April 30, 2011

Vendor	Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days
FTI Consulting, Inc.	03/31/11	4,273	—	4,273	—	—	—
TBConsulting	03/31/11	51,266	—	51,266	—	—	—
TBConsulting	03/31/11	7,955	—	7,955	—	—	—
TBConsulting	03/31/11	59,185	—	59,185	—	—	—
American Stock Transfer & Trust	04/01/11	5,775	5,775	—	—	—	—
Epiq Bankruptcy Solutions, LLC	04/11/11	16,733	16,733	—	—	—	—
FrontBridge Technologies, Inc.	04/21/11	2,575	2,575	—	—	—	—
FedEx	04/22/11	563	563	—	—	—	—
Qwest	04/22/11	121	121	—	—	—	—
Crystal Springs	04/29/11	43	43	—	—	—	—
FedEx	04/29/11	114	114	—	—	—	—
LuciData, Inc.	04/29/11	125	125	—	—	—	—
Chapter 11 Trustee_Joel I. Sher	04/30/11	75,000	75,000	—	—	—	—
Epiq Bankruptcy Solutions, LLC	04/30/11	15,000	15,000	—	—	—	—
Goldin Associates, LLC	04/30/11	300,000	300,000	—	—	—	—
KPMG LLP	04/30/11	8,000	8,000	—	—	—	—
Quinn Emanuel Urquhart Oliver & Hedges	04/30/11	40,000	40,000	—	—	—	—
Shapiro Sher Guinot & Sandler	04/30/11	350,000	350,000	—	—	—	—
Tydings & Rosenberg LLP	04/30/11	12,330	12,330	—	—	—	—
FTI Consulting, Inc.	04/30/11	2,314	2,314	—	—	—	—
Iron Mountain Information Management	04/30/11	1,345	1,345	—	—	—	—
TBConsulting	04/30/11	35,431	35,431	—	—	—	—
TBConsulting	04/30/11	2,385	2,385	—	—	—	—
TBConsulting	04/30/11	11,983	11,983	—	—	—	—
TBConsulting	04/30/11	14,831	14,831	—	—	—	—
Payroll Accrual	04/30/11	48,000	48,000	—	—	—	—

Post Petition Accounts Payable		5,086,685	942,668	1,018,856	933,298	156,621	2,035,242

NOTE:	Includes estimates for amounts that may be due to professionals for which an invoice for services had not been received. Amounts asserted by vendors may be subject to adjustments and bankruptcy court approval.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Exhibit D

For Period Ending April 30, 2011

EXPLANATORY STATEMENT

RESERVATION OF RIGHTS AND GLOBAL FOOTNOTES

FOR MONTHLY OPERATING REPORT

The Trustee reserve all rights to dispute the amount, allowance, priority, treatment and/or secured or other status of any and all claims against the Debtors or their estates referred to herein. The Trustee reserve the right to (a) amend and supplement this Monthly Operating Report from time to time, and (b) assert any and all potential claims and causes of action of the Debtors’ estates regardless of whether such claim or cause of action is identified herein.

Any values presented are not and should not be deemed to be an admission, representation or waiver with respect to the actual value of any asset or amount of any liability or claim. The actual realizable value and/or fair market value of assets, liabilities and claims may differ significantly from the values presented.

The Trustee prepared this Monthly Operating Report with the assistance of his financial advisor, Goldin Associates, LLC (“Goldin”), based upon the information available to date. This Monthly Operating Report does not purport to present financial statements in accordance with Generally Accepted Accounting Principles, and the information contained herein has not been subjected to audit or review by Goldin or any other party on behalf of the Trustee.

This Explanatory Statement, Reservation of Rights and Global Footnotes is hereby incorporated by reference into, and comprises an integral part of, the Debtors’ Monthly Operating Report and should be referred to and considered in connection with any review of the report.